UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported)    September 6, 2005 (August 31, 2005)
                                     -----------------------------------

                       Innovative Card Technologies, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                     000-51260               14-1861651
------------------------------- ------------------------- ----------------------
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)

           11601 Wilshire Boulevard, Suite 2160, Los Angeles CA      90025
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                 (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:     (310) 312-0700
                                                        --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2005, Bradley Ross, a significant stockholder in Innovative Card Technologies, Inc. (the "Company"), loaned us $150,000 and Rodger Bemel, another stockholder in our Company, loaned us $50,000 for a combined total of $200,000 at an interest rate of eight percent (8%) per annum in the form of secured demand promissory notes. The secured demand promissory notes create security interests in the Company's assets, excluding assets subject to liens, leases, encumbrances, defenses or other claims. The secured demand promissory notes are payable without notice by the demand of Bradley Ross or Rodger Bemel. There is no further borrowing capacity under both of the secured demand promissory notes and the Company plans to repay the secured demand promissory notes if the Company is able to obtain additional funding. If a demand for payment is made by Bradley Ross or Rodger Bemel and we have no funds available to make payment, our unencumbered operating and non-operating assets may be subject to foreclosure subject to the terms of the secured demand promissory notes and we may become insolvent. The foregoing description is a summary and is qualified in its entirety by reference to the documents contained in Exhibits 10.25 through 10.28, each of which is incorporated herein by reference.

Bemel & Ross subleases its office space to the Company under a non-cancelable operating lease agreement. Bradley Ross, who currently owns more than five percent (5%) of our outstanding voting securities, and Rodger Bemel, a stockholder, are both partners in Bemel & Ross. The lease requires minimum monthly payments of $2,568, expired in May 2005, and requires the Company to pay 15.03% of any additional rents and/or charges of any kind due from Bemel & Ross. After expiration, the lease becomes a month to month tenancy cancelable by either party with thirty days notice. The additional rents and/or charges that may be due consist of direct costs passed through the master landlord to Bemel & Ross. The direct costs are based on operating costs during the calendar year ending December 31, 2003, or the base year. Thereafter, if the direct costs in a subsequent year exceed the direct costs in the base year, the master landlord bills Bemel & Ross its proportionate share of the excess of direct costs, which may include tax costs related to real estate and/or costs and expenses incurred by the master landlord in connection with common areas of the building, the parking structure or the cost of operating the building. Through June 30, 2005, Bemel & Ross has charged the Company for additional rents and/or charges in the amount of $4,117. Future minimum lease payments under this operating lease agreement at June 30, 2005 are $0. Other than in respect of this transaction and the relationships with Bradley Ross and Rodger Bemel described above, there are no material relationships between the Company, Bradley Ross, Rodger Bemel or their respective affiliates.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

      Exhibit No.      Description
      -----------      -----------

      Ex. 10.25 - Secured Demand Promissory Note between Company and Bradley
                  Ross dated August 31, 2005

      Ex. 10.26 - Secured Demand Promissory Note between Company and Rodger
                  Bemel dated August 31, 2005

      Ex. 10.27 - Security Agreement between Company and Bradley Ross dated
                  August 31, 2005. (See Exhibit 10.25)

      Ex. 10.28 - Security Agreement between Company and Rodger Bemel dated
                  August 31, 2005. (See Exhibit 10.26)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Innovative Card Technologies, Inc.
                                         ---------------------------------------
                                                         (Registrant)

Date       September 6, 2005
           -----------------
                                    By:  /s/ Bennet Lientz, Jr.
                                         ---------------------------------------
                                   Name  Bennet Lientz, Jr.
                                         ---------------------------------------
                                 Title:  Chief Financial Officer
                                         ---------------------------------------


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                                  EXHIBIT INDEX

      Exhibit No.          Description
      -----------          -----------

      Ex. 10.25 - Secured Demand Promissory Note between Company and Bradley
                  Ross dated August 31, 2005

      Ex. 10.26 - Secured Demand Promissory Note between Company and Rodger
                  Bemel dated August 31, 2005

      Ex. 10.27 - Security Agreement between Company and Bradley Ross dated
                  August 31, 2005. (See Exhibit 10.25)

      Ex. 10.28 - Security Agreement between Company and Rodger Bemel dated
                  August 31, 2005. (See Exhibit 10.26)